Exhibit 10.2.3

                         JOINDER AND AMENDMENT NO. 1 TO
                            MASTER CORPORATE GUARANTY

            Reference is made to that certain Amended and Restated Credit Agreement among PEI Holdings, Inc., a Delaware corporation ("Borrower"), the various financial institutions as are, or may from time to time become, parties thereto ("Lenders"), and Bank of America, N.A., as agent for the Lenders ("Agent"), dated as of April 1, 2005 (as such document is amended, restated, modified or supplemented from time to time, the "Credit Agreement").

            In order to induce Agent and the other Lenders to continue to make advances to Borrower under the Credit Agreement and in accordance with Section
6.10 of the Credit Agreement, each of Club Jenna, Inc., a Colorado corporation, Dolce Amore, Inc., a Colorado corporation, EOD, Inc., a Colorado corporation, and Y-Tel Wireless, LLC, a Colorado limited liability company (each, a "New Guarantor"), each a newly formed direct or indirect subsidiary or Wholly-Owned Restricted Subsidiary (as defined in the Credit Agreement) of Playboy Enterprises, Inc., a Delaware corporation ("Playboy"), hereby agrees to become a party to that certain Master Corporate Guaranty, dated as of March 11, 2003 (as amended, restated, modified or supplemented from time to time, the "Guaranty"; capitalized terms not otherwise defined herein shall have the meanings stated in the Guaranty), among Playboy, certain direct and indirect subsidiaries of Borrower and Agent, by executing this Joinder and Amendment No. 1 to Master Corporate Guaranty (this "Amendment"), and further agrees that, in accordance with the Guaranty on and after the date set forth below, such New Guarantor is a "Guarantor" thereunder and shall be bound by all the terms, provisions and obligations of the Guaranty.

            The parties hereto  further agree that the ninth (9th)  paragraph of
Part III of the Guaranty shall be amended and restated as follows:

            The obligations of each Guarantor (other than the Jenna Jameson Entities) are secured by, among other things, that certain Master Security Agreement of even date herewith among each Guarantor and Agent.

            Each of the New Guarantors hereby agrees that it makes each of the representations set forth in the Guaranty as of the date set forth below.

            In all other respects, the Guaranty shall remain unchanged and in full force and effect in accordance with its original terms.

            This Amendment shall be governed by, and construed in accordance with, the law of the state of Illinois; provided, that Agent, Guarantors and Lenders shall retain all rights arising under federal law.

            Whenever   possible  each  provision  of  this  Amendment  shall  be
interpreted in such manner as to be effective and valid under applicable law, but if any provision of this

Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

            This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

                        [Signatures follow on next page.]

Dated: September 28, 2006

                ADULTVISION COMMUNICATIONS, INC.
                AL ENTERTAINMENT, INC.
                ALTA LOMA DISTRIBUTION, INC.
                ALTA LOMA ENTERTAINMENT, INC.
                ANDRITA STUDIOS, INC.
                CANDLELIGHT MANAGEMENT LLC
                   By:  Playboy TV International, LLC, its Sole Member,
                        By:  Playboy Entertainment Group, Inc., its Sole Member
                CHELSEA COURT HOLDINGS LLC
                   By:  Playboy TV International, LLC, its Sole Member,
                        By:  Playboy Entertainment Group, Inc., its Sole Member
                CJI HOLDINGS, INC.
                CLARIDGE ORGANIZATION, LLC
                   By:  Playboy TV International, LLC, its Sole Member,
                        By:  Playboy Entertainment Group, Inc., its Sole Member
                CLUB JENNA, INC.
                CPV PRODUCTIONS, INC.
                CYBERSPICE, INC.
                DOLCE AMORE, INC.
                EOD, INC.
                ICS ENTERTAINMENT, INC.
                IMPULSE PRODUCTIONS, INC.
                INDIGO ENTERTAINMENT, INC.
                ITASCA HOLDINGS, INC.
                LAKE SHORE PRESS, INC.
                LIFESTYLE BRANDS, LTD.
                MH PICTURES, INC.
                MYSTIQUE FILMS, INC.
                PLANET PLAYBOY, INC.
                PLANET SPICE, INC.
                PLAYBOY.COM, INC.
                PLAYBOY.COM INTERNET GAMING, INC.
                PLAYBOY.COM RACING, INC.
                PLAYBOY CLUB OF HOLLYWOOD, INC.
                PLAYBOY CLUB OF NEW YORK, INC.
                PLAYBOY CLUBS INTERNATIONAL, INC.
                PLAYBOY CRUISE GAMING, INC.
                PLAYBOY ENTERTAINMENT GROUP, INC.
                PLAYBOY GAMING INTERNATIONAL, LTD.

                By: Robert Campbell
                Name:   Robert Campbell
                Title:  Treasurer

                PLAYBOY GAMING NEVADA, INC.
                PLAYBOY GAMING UK, LTD.
                PLAYBOY JAPAN, INC.
                PLAYBOY MODELS, INC.
                PLAYBOY OF LYONS, INC.
                PLAYBOY OF SUSSEX, INC.
                PLAYBOY PREFERRED, INC.
                PLAYBOY PROPERTIES, INC.
                PLAYBOY SHOWS, INC.
                PLAYBOY TV INTERNATIONAL, LLC
                    By: Playboy Entertainment Group, Inc., its Sole Member
                PRECIOUS FILMS, INC.
                SPECIAL EDITIONS, LTD.
                SPICE DIRECT, INC.
                SPICE ENTERTAINMENT, INC.
                SPICE INTERNATIONAL, INC.
                SPICE NETWORKS, INC.
                SPICE PRODUCTIONS, INC.
                SPICETV.COM, INC.
                STEELTON, INC.
                TELECOM INTERNATIONAL, INC.
                WOMEN PRODUCTIONS, INC.
                Y-TEL WIRELESS, LLC
                        By:_____________________, its _________________

                By Robert Campbell
                Name:   Robert Campbell
                Title:  Treasurer

                PLAYBOY ENTERPRISES, INC.
                PLAYBOY ENTERPRISES INTERNATIONAL, INC.

                By Robert Campbell
                Name:   Robert Campbell
                Title:  Senior Vice President,
                        Treasurer and Strategic Planning

                SPICE HOT ENTERTAINMENT, INC.
                SPICE PLATINUM ENTERTAINMENT, INC.

                By: Catherine A. Zulfer
                Name:   Catherine A. Zulfer
                Title:  Treasurer

ACCEPTED:

BANK OF AMERICA, N.A.,
  as Agent

By  ___________________________________
Its ___________________________________

BANK OF AMERICA, N.A.,
  as a Lender

By  ___________________________________
Its ___________________________________

LASALLE BANK NATIONAL ASSOCIATION,
as a Lender

By  ___________________________________
Its ___________________________________